Restricted cash, non-current	9 Months Ended
Sep. 30, 2019
Restricted Net Assets [Abstract]
Restricted cash, non-current
4.	Restricted cash, non-current

The Group's restricted cash balance of $510,218 as of September 30, 2019 was long-term bank deposits held as collateral for issuance of letters of credit. These deposits will be released when the related letters of credit are settled by the Group.